Dreyfus
Florida Intermediate
Municipal Bond Fund

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                   Dreyfus Florida Intermediate
                                                            Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Florida Intermediate Municipal Bond Fund, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

When the reporting period began, investors were concerned that global economic weakness might cause a slowdown in the U.S. economy. As it turned out, these fears were unfounded. In fact, it became apparent early in the year that international and domestic economies were growing faster than analysts expected, giving rise to concerns that long-dormant inflationary pressures might re-emerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market continued to climb. Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates three times between June 30 and year-end in an attempt to forestall an acceleration of inflation.

The tax-exempt money markets were also affected by their own unique influences. Because the robust economy has reduced the need for municipalities to issue short-term debt, the supply of short-term municipal notes has declined amid steady demand. As a result, tax-exempt money market yields actually ended 1999 at a lower level than where they began. In contrast, taxable money market yields generally rose throughout the year.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Florida Intermediate Municipal Bond Fund

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Florida Intermediate Municipal Bond Fund perform during the period?

The fund produced a -1.16% total return over the 12-month reporting period.(1) In comparison, the fund's peer group, as measured by the Lipper Florida Intermediate Municipal Debt Funds category average, provided a -1.70% total return.(2)

We attribute the fund's modestly negative absolute returns over the past 12 months to a declining municipal bond market and a rising interest-rate environment. The fund's favorable relative performance is primarily the result of our duration management strategy, in which we generally shortened the fund's duration -- a measure of sensitivity to changing interest rates -- toward the short end of its range.

What is the fund's investment approach?

Our primary goal is to seek as high a level of income exempt from federal income tax consistent with the preservation of capital by investing in municipal bonds issued by the state of Florida. A secondary goal is to maximize total return,
which   includes   both   current   income   and   changes   in   share  price.

To achieve these objectives, we attempt to add value by selecting primarily investment-grade, intermediate-term tax-exempt bonds from Florida issuers in the maturity ranges that we believe are most likely to provide the best returns. These bonds comprise the fund's long-term core position. We augment the core position with holdings in bonds that we believe have the potential to provide both current income and capital appreciation.

What other factors influenced the fund's performance?

The fund was adversely affected by rising interest rates during 1999. Just before the reporting period began, investors were concerned about the potentially adverseeconomic effects of the global currency
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

and credit crisis. In response, the Federal Reserve Board reduced short-term interest rates during the fall of 1998 in an attempt to stimulate global economic growth. Its strategy apparently was effective, because overseas economies began to recover early in 1999, and the growth of the U.S. economy was stronger than most analysts expected. Municipal bond yields and prices stabilized in this environment.

In the second through fourth quarters of 1999, however, strong economic growth in both domestic and overseas markets raised concerns among fixed-income investors that inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates three times during the summer and fall of 1999 in an attempt to forestall a reacceleration of inflation. This
change   in   monetary   policy   caused   prices   of   most  bonds  to  fall.

Municipal bond prices generally fell faster than prices of taxable U.S. Treasury securities, however, because of supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and hedge funds participated less in the tax-exempt market over the past year, which reduced overall demand and drove municipal bond yields higher. As a result, municipal bonds -- including those from Florida issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

Because corporate and institutional investors were less active participants in the municipal bond market for most of 1999 compared to previous years, we have focused on those securities that we believe appeal most to individual investors, who have provided the market' s primary source of demand. This strategy has generally enabled us to lock in attractive yields as they became available. In addition, our focus on these relatively liquid, "retail-friendly" bonds has helped us obtain relatively attractive prices when selling into the secondary market. Within the Florida marketplace, we have emphasized general obligation bonds, which are secured by state or local tax revenues, as well as bonds issued by school districts and utilities.


We have generally maintained the fund's average duration toward the short end of its range. This strategy is intended to help the fund avoid the full effect of rising interest rates, which tend to erode bond prices. This strategy should provide us with the flexibility to react to opportunities that often present themselves during periods of market weakness.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Florida Intermediate Municipal Bond Fund and the Lehman Brothers 10-Year Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99


                                                            Inception                                                From

                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                         1/21/92           (1.16)%             5.39%             5.45%


(+)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND ON 1/21/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 1/31/92 IS USED AS THE BEGINNING VALUE ON 1/21/92. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN FLORIDA MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED-AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN FLORIDA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE INDEX, CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 1999


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.2%                                                       Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--90.9%

Alachua County Health Facilities Authority,

  Health Facilities Revenue:

    (Santa Fe Health Systems Project)

         6.875%, 11/15/2002 (Prerefunded 11/15/2000)                                          1,825,000  (a)           1,879,330

      (Shands Teaching Hospital)

         5.20%, 12/1/2007 (Insured; MBIA)                                                     1,700,000                1,715,402

Bay County, Refunding:

   PCR (International Paper Co. Project) 5.10%, 9/1/2012                                      2,500,000                2,347,100

   RRR:

      6.10%, 7/1/2002 (Insured; MBIA)                                                         2,095,000                2,168,178

      6.20%, 7/1/2003 (Insured; MBIA)                                                         1,250,000                1,318,888

Boynton Beach, Utility Systems Revenue

   5.375%, 11/1/2008 (Insured; FGIC)                                                          1,000,000                1,023,430

Brevard County Health Facilities Authority, Revenue:

  (Holmes Regional Medical Center Project)

      5.30%, 10/1/2007 (Insured; MBIA)                                                        3,000,000                3,045,450

   (Wuesthoff Memorial Hospital) 6.90%, 4/1/2002                                              2,500,000                2,569,750

Brevard County Housing Finance Authority, MFHR

   (Windover Oaks) 6.90%, 2/1/2027                                                            2,000,000                2,163,820

Broward County:

   6.125%, 1/1/2006                                                                           1,950,000                2,035,703

   Airport  System Revenue:

      5.25%, 10/1/2011 (Insured; AMBAC)                                                       1,000,000                  977,220

      5.375%, 10/1/2013 (Insured; MBIA)                                                       8,100,000                7,854,408

Broward County School Board, COP

   6.10%, 7/1/2002 (Insured; AMBAC)                                                           2,000,000                2,071,100

Broward County School District:

   5.80%, 2/15/2002                                                                           2,000,000                2,051,740

   5.30%, 2/15/2004                                                                           5,000,000                5,109,100

   6%, 2/15/2004                                                                              3,000,000                3,131,460

Celebration Community Development District,

   Special Assessment 5.60%, 5/1/2004 (Insured; MBIA)                                         2,995,000                3,056,757

Charlotte County, Utility Revenue

   5.40%, 10/1/2008 (Insured; FGIC)                                                           1,210,000                1,240,589

Clay County Housing Finance Authority, Revenue

  (Multi-County Program) 4.85%, 10/1/2011

   (Collateralized: FNMA,GNMA)                                                                1,575,000                1,467,743

Collier County, Capital Improvement Revenue:

   5.75%, 10/1/2006 (Insured; MBIA)                                                           1,985,000                2,081,967

   5.85%, 10/1/2007 (Insured; MBIA)                                                           2,105,000                2,209,934

Coral Springs, Water and Sewer Revenue

   5.50%, 9/1/2003 (Insured; FGIC)                                                            1,000,000                1,027,100

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Dade County:

  Aviation Revenue:

      6%, 10/1/2003 (Insured; MBIA)                                                           2,000,000                2,081,640

      6.15%, 10/1/2004 (Insured; MBIA)                                                        2,000,000                2,098,680

      (Miami International Airport):

         5%, 10/1/2005 (Insured; FSA)                                                         1,075,000                1,075,978

         5.75%, 10/1/2005 (Insured; FSA)                                                      2,000,000                2,077,020

         5.375%, 10/1/2010 (Insured; FSA)                                                     1,000,000                1,000,890

   Public Facilities Revenue

      (Jackson Memorial Hospital)

         5.20%, 6/1/2004 (Insured; MBIA)                                                      2,035,000                2,062,757

   (Seaport) 5.90%, 10/1/2002 (Insured; AMBAC)                                                2,470,000                2,549,163

   Special Obligation Revenue:

      (Solid Waste System) 6%, 10/1/2006 (Insured; AMBAC)                                     2,565,000                2,713,206

      Zero Coupon, 10/1/2010 (Insured; AMBAC)                                                 6,825,000                3,796,133

   Water and Sewer Systems Revenue

      6.25%, 10/1/2011 (Insured; FGIC)                                                        2,115,000                2,299,491

Dade County Housing Finance Authority, MFMR

   (Golden Lakes Apartments Project) 6%, 11/1/2032                                            1,000,000                  950,540

Daytona Beach, Water and Sewer Revenue

   5.75%, 11/15/2008 (Insured; AMBAC)                                                         2,270,000                2,333,787

Deerfield Beach, Water and Sewer Improvement Revenue

   6.125%, 10/1/2003 (Insured; FGIC)                                                          1,180,000                1,226,492

Delray Beach, Water and Sewer Revenue

   5.25%, 10/1/2009 (Insured; AMBAC)                                                          2,500,000                2,529,675

Duval County School District:

   5.90%, 8/1/2002 (Insured; AMBAC)                                                           4,500,000                4,628,070

   6.25%, 8/1/2005 (Insured; AMBAC)                                                           2,400,000                2,514,168

First Florida Governmental Financing Commission, Revenue:

   6.30%, 7/1/2002 (Insured; MBIA)                                                            1,000,000                1,037,110

   6%, 7/1/2003 (Insured; MBIA)                                                               3,000,000                3,131,910

Florida, Gas Utility Revenue (Gas Project)

   5%, 12/1/2008 (Insured; FSA)                                                               2,000,000                1,993,800

Florida Board of Education, Capital Outlay:

   5.50%, 1/1/2006                                                                            1,400,000                1,442,840

   (Public Education) 5.50%, 6/1/2010                                                         5,725,000                5,826,161

Florida Department of Transportation

   Revenue (Alligator Alley) 5%, 7/1/2011                                                     1,520,000                1,483,018

   (Right of Way) 5.75%, 7/1/2005                                                             2,375,000                2,484,677

Florida Municipal Power Agency, Revenue:

  (All-Requirements Power Supply Project)

      5.90%, 10/1/2002 (Insured; AMBAC)                                                       1,000,000                1,035,360

   (Saint Lucie Project) 5.40%, 10/1/2005 (Insured; FGIC)                                     3,500,000                3,579,310


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Fort Myers, Improvement Revenue

  (Special Assessment - Geo Area 24)

      7.05%, 7/1/2005 (Prerefunded 7/1/2003)                                                    905,000  (a)             969,744

Greater Orlando Aviation Authority,

  Orlando Airport Facilities Revenue:

      6.10%, 10/1/2002 (Insured; FGIC)                                                        2,000,000                2,080,740

      6.25%, 10/1/2006 (Insured; FGIC)                                                        4,600,000                4,827,746

Halifax Hospital Medical Center, HR

   5%, 10/1/2010 (Insured; MBIA)                                                              1,750,000                1,715,385

Hernando County School District:

   6.10%, 8/1/2003 (Insured; MBIA)                                                            2,000,000                2,096,300

   5.50%, 9/1/2004 (Insured; MBIA)                                                            1,580,000                1,631,966

Hialeah Gardens, IDR (Waterford Convalescent)

   7.875%, 12/1/2007                                                                            885,000                  919,940

Hillsborough County, Utility Revenue

   Zero Coupon, 8/1/2006 (Insured; MBIA)                                                      5,000,000                3,576,000

Hillsborough County Hospital Authority, HR

  (Tampa General Hospital Project)

   6.125%, 10/1/2002 (Insured; FSA)                                                           3,350,000                3,480,282

Hillsborough County Port District, Special Revenue

   (Tampa Port Authority) 5.75%, 6/1/2013 (Insured; FSA)                                        500,000                  504,020

Hillsborough County School Board

   5.75%, 7/1/2025 (Insured; MBIA)                                                            2,000,000                1,946,560

Indian Trace Community Development District

  (Water Management-Special Benefit)

   5.375%, 5/1/2005 (Insured; MBIA)                                                           2,265,000                2,325,271

Jacksonville, Revenue:

  District Water and Sewer

      5%, 10/1/2020 (Insured; MBIA, Prerefunded 10/1/2008)                                    3,000,000  (a)           2,954,910

   Excise Taxes 6.50%, 10/1/2008 (Insured; AMBAC)                                             1,000,000                1,062,500

   Sales Tax (River City Renaissance Project)

      5.125%, 10/1/2018 (Insured; FGIC)                                                       2,500,000                2,275,150

Jacksonville Beach, Utilities Revenue

   5.125%, 10/1/2004 (Insured; MBIA)                                                          1,500,000                1,521,960

Jacksonville Electric Authority,

   Electric Systems Revenue 5.40%, 10/1/2004                                                  2,250,000                2,288,453

Lake County, Resource Recovery Industrial Development Revenue

   (NRG/Recovery Group) 5.85%, 10/1/2009                                                      6,000,000                5,716,740

Lake Worth 5.80%, 10/1/2005 (Insured; AMBAC)                                                  1,000,000                1,050,160

Lakeland, Electric and Water Revenue 5.90%, 10/1/2007                                         2,385,000                2,518,011

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Martin County, Utility System Revenue :

   5.50%, 10/1/2011 (Insured; FGIC)                                                           1,000,000                1,024,720

Martin County, Utility System Revenue (continued):

   5.50%, 10/1/2012 (Insured; FGIC)                                                           1,065,000                1,085,949

   5.50%, 10/1/2013 (Insured; FGIC)                                                           1,485,000                1,501,305

Miami 5.80%, 12/1/2005 (Insured; FGIC)                                                        1,340,000                1,408,742

Miami Beach, Water and Sewer Revenue

   5.10%, 9/1/2005 (Insured; FSA)                                                             1,500,000                1,522,140

Miami Beach Health Facilities Authority, HR

  (Mount Sinai Medical Center Project)

   5.70%, 11/15/2003 (Insured; FSA)                                                           1,500,000                1,553,250

Miami-Dade County School Board, COP

   5.25%, 8/1/2008 (Insured; AMBAC)                                                           2,500,000                2,526,200

Nassau County, PCR (ITT Rayonier, Inc. Project)

   5.75%, 8/1/2014                                                                            1,075,000                1,106,100

Northern Palm Beach County Improvement District

  (Water Control & Improvement Unit Development)

   5.90%, 7/1/2005                                                                            1,200,000                1,110,300

Ocean Highway and Port Authority, Revenue

   6.25%, 12/1/2002 (LOC; ABN Amro Bank)                                                      3,500,000                3,609,550

Orange County Health Facilities Authority, HR

  (Orlando Regional Healthcare):

      5.50%, 11/1/2003 (Insured; MBIA)                                                          600,000                  615,300

      5.50%, 11/1/2003 (Insured; MBIA, Prerefunded 11/1/2002)                                 1,400,000  (a)           1,455,720

      6.25%, 10/1/2011 (Insured; MBIA)                                                          730,000                  785,370

      6.25%, 10/1/2011 (Insured; MBIA, Escrowed to Maturity)                                  1,770,000                1,912,273

Orlando Utilities Commission, Water and Electric Revenue:

   5.60%, 10/1/2003                                                                          10,000,000               10,338,300

   5.75%, 10/1/2005                                                                           2,000,000                2,095,340

   5.80%, 10/1/2006                                                                           5,930,000                6,236,581

   5.80%, 10/1/2007                                                                           1,175,000                1,236,993

Osceola County, Revenue:

  Gas Tax Improvement:

      5.50%, 4/1/2003 (Insured; FGIC)                                                         1,365,000                1,401,800

      5.65%, 4/1/2004 (Insured; FGIC)                                                         1,445,000                1,494,116

   Transportation (Osceola Parkway Project)

      5.90%, 4/1/2007 (Insured; MBIA)                                                         1,300,000                1,344,993

Osceola County Industrial Development Authority, Revenue

   (Community Provider Pooled Loan Program) 8%, 7/1/2004                                      2,990,000                3,068,488


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Palm Beach County, Revenue:

  Criminal Justice Facilities

      5.375%, 6/1/2010 (Insured; FGIC)                                                        1,825,000                1,853,433

   Water and Sewer 5%, 10/1/2010 (Insured; MBIA)                                              7,320,000                7,222,498

Palm Beach County Housing Finance Authority, MFHR

   (Windsor Park Apartments Project) 5.85%, 12/1/2033                                         1,500,000                1,388,160

Palm Beach County School District

   6%, 8/1/2006 (Insured; AMBAC)                                                              1,000,000                1,037,580

Palm Beach County Solid Waste Authority, Revenue

   5.50%, 10/1/2006 (Insured; AMBAC)                                                          3,000,000                3,089,970

Pasco County, Water and Sewer Revenue:

   5.50%, 10/1/2002 (Insured; FGIC)                                                           2,500,000                2,562,825

   5.40%, 10/1/2003 (Insured; FGIC)                                                           1,500,000                1,539,600

Polk County, Capital Improvement Revenue

   6%, 12/1/2002 (Insured; MBIA)                                                              1,900,000                1,976,209

Punta Gorda, Utilities Revenue

   5.50%, 1/1/2002 (Insured; AMBAC)                                                           1,315,000                1,340,261

Saint John's County Industrial Development Authority, HR

   (Flager Hospital Project) 5.80%, 8/1/2003                                                  1,000,000                1,015,910

Saint Lucie County School District

   5.90%, 7/1/2002 (Insured; AMBAC)                                                           1,780,000                1,837,672

Saint Petersburg, Public Improvement Revenue

   6%, 2/1/2002 (Insured; MBIA)                                                               1,500,000                1,544,445

Sarasota County:

   6.25%, 10/1/2004 (Insured; FGIC)                                                           1,505,000                1,572,665

   Utilities Systems Revenue 5.60%, 10/1/2004 (Insured; FGIC)                                 2,345,000                2,425,152

Seminole County School District 6%, 8/1/2003 (Insured; MBIA)                                  2,500,000                2,612,200

Sunrise, Revenue:

  Public Facilities:

      6.20%, 10/1/2004 (Insured; MBIA)                                                        2,000,000                2,106,840

      6.50%, 10/1/2007 (Insured; MBIA)                                                        1,000,000                1,065,980

   Utility System 5.20%, 10/1/2005 (Insured; AMBAC)                                           1,395,000                1,422,649

Tallahassee, Health Facilities Revenue

  (Tallahassee Memorial Regional Medical Center)

   5.50%, 12/1/2002 (Insured; MBIA)                                                           1,000,000                1,024,400

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Tampa, Revenue:

  (Alleghany Health Systems - Saint Mary's)

      5.75%, 12/1/2007 (Insured; MBIA)                                                        2,750,000                2,852,245

   (Aquarium, Inc. Project) 7.25%, 5/1/2005

      (Prerefunded 5/1/2002)                                                                  1,200,000  (a)           1,285,764

   Cigarette Tax Allocation (H. Lee Moffitt Cancer)

      5%, 3/1/2008 (Insured; AMBAC)                                                           2,000,000                1,997,480

   Water and Sewer 6.30%, 10/1/2006                                                           1,590,000                1,663,108

Tampa Bay, Water Utility Systems Revenue

   5.125%, 10/1/2015 (Insured; FGIC)                                                          3,205,000                2,997,412

FLORIDA (CONTINUED)

Tarpon Springs Health Facilities Authoriy, HR

  (Helen Ellis Memorial Hospital Project)

   7.50%, 5/1/2011                                                                            2,210,000                2,213,249

Volusia County, Sales Tax Improvement Revenue

   6.40%, 10/1/2007 (Insured; MBIA)                                                           2,000,000                2,094,900

Volusia County Educational Facility Authority, Revenue

  (Embry-Riddle Aeronautical University):

    5.875%, 10/15/2002 (Insured; College Construction Loan

         Insurance Association)                                                               1,145,000                1,183,472

      6.10%, 10/15/2003 (Insured; College Construction Loan

         Insurance Association)                                                               1,000,000                1,048,870

Volusia County Special Assessment (Bethune Beach

   Wastewater Project) 6.875%, 7/1/2005                                                         795,000                  833,764

U.S. RELATED--4.3%

Puerto Rico Commonwealth 5.20%, 7/1/2003 (Insured; FSA)                                       5,000,000                5,106,500

Puerto Rico Commonwealth Highway and Transportation

  Authority:

      Highway Revenue 5.50%, 7/1/2013 (Insured; MBIA)                                         2,500,000                2,532,125

      Transportation Revenue 5.25%, 7/1/2012 (Insured; MBIA)                                  2,440,000                2,430,045

Virgin Islands Public Finance Authority, Revenue

   5.625%, 10/1/2010                                                                          2,000,000                1,973,660

Virgin Islands Water and Power Authority

   Water Systems Revenue 7.20%, 1/1/2002                                                        300,000                  308,605

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $271,085,159)                                                                                               273,553,061


                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--2.6%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Jacksonville PCR, VRDN

   (Florida Power & Light Co. Project) 4%                                                     1,000,000  (b)           1,000,000

Pinellas County Health Facilities Authority

   (Pooled Hospital Loan Program) 2.30%                                                       2,300,000  (b)           2,300,000

Putnam County Development Authority, PCR, VRDN

   (Florida Power & Light Co. Project) 4.50%                                                    400,000  (b)             400,000

Saint Lucie County, SWDR, VRDN

   (Florida Power & Light Co. Project) 5%                                                     3,700,000  (b)           3,700,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $7,400,000)                                                                                                   7,400,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $278,485,159)                                                             97.8%              280,953,061

CASH AND RECEIVABLES (NET)                                                                         2.2%                6,209,364

NET ASSETS                                                                                       100.0%              287,162,425

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation
COP                       Certificate of Participation
FGIC                      Financial Guaranty Insurance
                             Company
FNMA                      Federal National Mortgage
                             Association
FSA                       Financial Security Assurance
GNMA                      Government National Mortgage
                             Association
HR                        Hospital Revenue
IDR                  Industrial Development Revenue
LOC                  Letter of Credit
MBIA                 Municipal Bond Investors
                         Assurance Insurance Corporation
MFHR                 Multi-Family Housing Revenue
MFMR                 Multi-Family Mortgage Revenue
PCR                  Pollution Control Revenue
RRR                  Resources Recovery Revenue
SWDR                 Solid Waste Disposal Revenue
VRDN                 Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              70.4
AA                               Aa                              AA                                               17.9
A                                A                               A                                                 2.9
BBB                              Baa                             BBB                                               3.5
BB                               Ba                              BB                                                 .8
F1+ & F1                         MIG1, VMIG1 & P1                SP1 & A1                                          1.8
Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                      2.7

                                                                                                                 100.0

     (A)  BONDS WHICH ARE  PREREFUNDED  ARE  COLLATERALIZED  BY U.S.  GOVERNMENT
          SECURITIES  WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
          INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
          EARLIEST REFUNDING DATE.

     (B)  SECURITIES  PAYABLE  ON DEMAND.  VARIABLE  INTEREST  RATE--SUBJECT  TO
          PERIODIC CHANGE.

     (C)  SECURITIES  WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND  STANDARD &
          POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY
          TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

     (D)  AT DECEMBER  31,  1999,  27.7% OF THE FUND'S NET ASSETS ARE INSURED BY
          MBIA.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           278,485,159   280,953,061

Cash                                                                  2,188,867

Interest receivable                                                   4,251,645

Prepaid expenses                                                          4,014

                                                                    287,397,587
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           139,558

Payable for shares of Beneficial Interest redeemed                        9,923

Accrued expenses                                                         85,681

                                                                        235,162
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      287,162,425
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     285,445,384

Accumulated net realized gain (loss) on investments                    (750,861)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             2,467,902
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      287,162,425
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value Beneficial Interest authorized)  22,350,24

NET ASSET VALUE, offering and redemption price per share--Note 3(d)($)    12.85

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     15,895,273

EXPENSES:

Management fee--Note 3(a)                                            1,822,672

Shareholder servicing costs--Note 3(b)                                 459,337

Professional fees                                                       42,361

Trustees' fees and expenses--Note 3(c)                                  36,550

Custodian fees                                                          33,162

Prospectus and shareholders' reports                                    24,297

Registration fees                                                        9,487

Loan commitment fees--Note 2                                             2,658

Miscellaneous                                                           25,541

TOTAL EXPENSES                                                       2,456,065

INVESTMENT INCOME--NET                                              13,439,208
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (747,993)

Net unrealized appreciation (depreciation) on investments          (16,189,293)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (16,937,286)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (3,498,078)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------

                                                     1999                 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         13,439,208           14,550,869

Net realized gain (loss) on investments          (747,993)           2,698,862

Net unrealized appreciation (depreciation)
   on investments                             (16,189,293)          (1,349,171)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (3,498,078)          15,900,560
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (13,439,208)         (14,499,533)

Net realized gain on investments                  (25,230)          (2,678,501)

TOTAL DIVIDENDS                               (13,464,438)         (17,178,034)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  36,382,864           40,889,385

Dividends reinvested                            8,886,976           11,540,231

Cost of shares redeemed                       (70,234,114)         (74,027,049)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (24,964,274)         (21,597,433)

TOTAL INCREASE (DECREASE) IN NET ASS          (41,926,790)         (22,874,907)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           329,089,215          351,964,122

END OF PERIOD                                 287,162,425          329,089,215
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,759,654            2,999,101

Shares issued for dividends reinvested            672,359              846,706

Shares redeemed                                (5,298,777)          (5,430,622)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (1,866,764)         (1,584,815)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                Year Ended December 31,
                                                                      --------------------------------------------
                                                                 1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.59       13.64       13.45       13.62       12.52

Investment Operations:

Investment income--net                                            .59         .60         .60         .61         .62

Net realized and unrealized
   gain (loss) on investments                                   (.74)         .06         .23        (.17)       1.10

Total from Investment Operations                                (.15)         .66         .83         .44        1.72

Distributions:

Dividends from investment income--net                           (.59)        (.60)       (.60)       (.61)       (.62)

Dividends from net realized gain on
   investments                                                 .00(a)        (.11)       (.04)         --          --

Total Distributions                                             (.59)        (.71)       (.64)       (.61)       (.62)

Net asset value, end of period                                  12.85       13.59       13.64       13.45       13.62
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (1.16)        4.98        6.35        3.35       13.98
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                          .81         .81         .80         .80         .69

Ratio of net investment income
   to average net assets                                         4.42        4.41        4.43        4.53        4.70

Decrease reflected in above expense ratios
   due to undertakings
   by The Dreyfus Corporation                                      --          --          --          --         .08

Portfolio Turnover Rate                                         10.61       32.49       19.68       19.14       25.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         287,162     329,089     351,964     387,899     428,896

SEE NOTES TO FINANCIAL STATEMENTS
(A) AMOUNT REPRESENTS LESS THAN $.01.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Florida Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $9,071 during the period ended December 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $748,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2007.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the fund' s Shareholder Service Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1999, the fund was charged an aggregate of $280,885 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 1999, the fund was charged $132,128 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended December 31, 1999, redemption fees retained by the fund amounted to $140.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to
$31,447,077    and    $59,185,342,    respectively.

At December 31, 1999, accumulated net unrealized appreciation on investments was
$2,467,902,   consisting   of   $5,937,392  gross  unrealized  appreciation  and
$3,469,490 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Florida Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Florida Intermediate Municipal Bond Fund, including the statement of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Florida Intermediate Municipal Bond Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                            [Ernst And Young LLP signature logo]


New York, New York

February 4, 2000

                                                             The Fund

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended December 31, 1999:

   --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal income tax and, for residents of Florida, not subject to taxation by Florida), and

   --the fund hereby designates $.0011 per share as a long-term capital gain paid on July 15, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends and capital gains distributions paid for the 1999 calendar year on form 1099-DIV which will be mailed by January 31, 2000.


                        For More Information

                        Dreyfus Florida Intermediate Municipal Bond Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request
to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  740AR9912